                    TRINITY PARTNERS ACQUISITION COMPANY INC.


                                      INDEX



Report of Independent Registered Public Accounting Firm                        2

Financial Statements:
     Balance Sheet, August 4, 2004                                             3

     Statement of Operations, for the period from
         inception (April 14, 2004) to August 4, 2004                          4

     Statement of Stockholders' Equity, for the
         period from inception (April 14, 2004) to August 4, 2004              5

     Statement of Cash Flows, for the period from
         inception (April 14, 2004) through August 4, 2004                     6

     Notes to Financial Statements                                        7 - 10

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



Board of Directors and Stockholders
Trinity Partners Acquisition Company Inc.


We have audited the accompanying balance sheet of Trinity Partners Acquisition Company Inc. (a Delaware corporation) as of August 4, 2004, and the related statements of operations, stockholders' equity and cash flows for the period from inception (April 14, 2004) to August 4, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Trinity Partners Acquisition Company Inc. as of August 4, 2004, and its results of operations and cash flows for the period from inception (April 14, 2004) to August 4, 2004, in conformity with accounting principles generally accepted in the United States of America.


                                                      /s/ J. H. Cohn LLP



Great Neck, New York
August 4, 2004

                    TRINITY PARTNERS ACQUISITION COMPANY INC.

                                  BALANCE SHEET

                                  AUGUST 4, 2004
                                     ASSETS

CURRENT ASSETS
    Cash and cash equivalents                                                                   $   698,836
    Restricted cash                                                                               7,549,750
                                                                                            ----------------
       TOTAL CURRENT ASSETS                                                                       8,248,586
                                                                                            ----------------
       TOTAL ASSETS                                                                             $ 8,248,586
                                                                                            ================
                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
    Accounts payable and accrued offering costs                                                 $   115,184
    Notes payable to stockholders                                                                    46,000
                                                                                            ----------------
       TOTAL CURRENT LIABILITIES                                                                    161,184
                                                                                            ----------------
Common Stock, subject to possible conversion to cash
    298,851 shares at conversion value                                                            1,509,198
                                                                                            ----------------
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY
    Preferred stock, par value $.0001 per share,
       5,000 shares authorized, no shares issued                                                          -
    Common stock, par value $.0001 per share,
       20,000,000 shares authorized, 287,600 shares issued
       and outstanding                                                                                   29
    Common stock, Class B, par value $.0001 per share, 2,000,000 shares authorized, 1,196,149 shares issued and outstanding (excluding 298,851
       shares subject to possible conversion to cash)                                                   120
    Additional paid-in capital                                                                    6,611,943
    Accumulated deficit                                                                             (33,888)
                                                                                            ----------------
       TOTAL STOCKHOLDERS' EQUITY                                                                 6,578,204
                                                                                            ----------------
       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                               $ 8,248,586
                                                                                            ================

    The accompanying notes are an integral part of this financial statement.

                    TRINITY PARTNERS ACQUISITION COMPANY INC.
                             STATEMENT OF OPERATIONS

                FROM INCEPTION (APRIL 14, 2004) TO AUGUST 4, 2004

REVENUE                                                                 $     -

OPERATING EXPENSES

    Formation and operating costs                                        33,888
                                                                    ------------
NET LOSS                                                                (33,888)
                                                                    ============
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:

    Basic and diluted                                                    15,874
                                                                    ============
NET LOSS PER SHARE, BASIC AND DILUTED                                   $ (2.13)
                                                                    ============


    The accompanying notes are an integral part of this financial statement.

                    TRINITY PARTNERS ACQUISITION COMPANY INC.
                        STATEMENT OF STOCKHOLDERS' EQUITY

                FROM INCEPTION (APRIL 14, 2004) TO AUGUST 4, 2004

                                              COMMON STOCK       COMMON STOCK, CLASS B     ADDITIONAL
                                        ----------------------- ------------------------   PAID -IN     ACCUMULATED
                                           SHARES      AMOUNT      SHARES       AMOUNT      CAPITAL       DEFICIT        TOTAL
                                        -----------  ---------- ------------  ---------- ------------- -------------- -------------
BALANCE, APRIL 14, 2004 (INCEPTION)              -    $       -           -   $       -    $         -     $       -   $         -

Issuance of common stock for cash              100            -           -           -            500             -           500

Issuance of  warrants for cash                   -            -           -           -         36,250             -        36,250

Sale of 143,750 Series A units and
747,500 Series B units through public
offering, net of underwriter's discount
and offering expenses and net proceeds
of $1,509,198 allocable to 298,851
shares of Common Stock, Class B subject
to possible conversion to cash             287,500           29   1,196,149         120      6,575,193             -     6,575,342

Net loss for the period                          -            -           -           -              -       (33,888)      (33,888)
                                        -----------  ---------- ------------  ---------- ------------- -------------- -------------
BALANCE, AUGUST 4, 2004                    287,600    $      29   1,196,149   $     120    $ 6,611,943     $ (33,888)  $ 6,578,204
                                        ===========  ========== ============  ========== ============= ============== =============

    The accompanying notes are an integral part of this financial statement.

                    TRINITY PARTNERS ACQUISITION COMPANY INC.
                             STATEMENT OF CASH FLOWS

                FROM INCEPTION (APRIL 14, 2004) TO AUGUST 4, 2004


CASH FLOWS FROM OPERATING ACTIVITIES

  Net loss                                                          $   (33,888)

  Changes in operating assets and liabilities:

    Increase in accounts payable and accrued offering costs             115,184
                                                                    -----------

NET CASH PROVIDED BY OPERATING ACTIVITIES                                81,296
                                                                    -----------
CASH FLOWS FROM INVESTING ACTIVITIES

  Cash contributed to Trust Fund                                     (7,549,750)
                                                                    -----------
NET CASH USED IN INVESTING ACTIVITIES                                (7,549,750)
                                                                    -----------
CASH FLOWS FROM FINANCING ACTIVITIES

  Proceeds from sales of common stock and warrants                       36,750
  Proceeds from notes payable to stockholders                            46,000
  Portion of net proceeds from sale of Series B Units through public offering allocable to shares of Common Stock subject
  to possible conversion to cash                                      1,509,198
  Net proceeds from sale of units through public offering
  allocable to stockholders' equity                                   6,575,342
                                                                    -----------
NET CASH PROVIDED BY FINANCING ACTIVITIES                             8,167,290
                                                                    -----------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                 698,836

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                           --
                                                                    -----------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                          $   698,836
                                                                    ===========


    The accompanying notes are an integral part of this financial statement.

                    TRINITY PARTNERS ACQUISITION COMPANY INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 4, 2004


NOTE 1 - ORGANIZATION AND ACTIVITIES

Trinity Partners Acquisition Company Inc. (the "Company") was incorporated in Delaware on April 14, 2004 as a blank check company whose objective is to raise money and acquire an operating business (a "Business Combination"). All activity from inception (April 14, 2004) through August 4, 2004 relates to the Company's formation and capital raising activities.

As further discussed in Note 2, on July 29, 2004, the Company effected an initial public offering of its securities (the "Offering") which closed on August 4, 2004.

Although substantially all of the proceeds of the Offering are intended to be utilized to effect a business combination, the proceeds are not specifically designated for this purpose. The gross proceeds from the Offering and sale of the Series B units of $7,549,750 will be held in a trust fund (the "Trust Fund") until the earlier of the completion of a business combination or the distribution of proceeds to Class B stockholders. If a business combination is consummated, the conversion rights afforded to the Class B stockholders may result in the conversion into cash of up to approximately 19.99% Of the aggregate number of Class B shares sold as further described below. If a business combination is not contracted in 12 months, or consummated in 18 months, subsequent to July 29, 2004, all of the proceeds of the Trust Fund will be returned to Class B stockholders.

As a result of its limited resources, the Company will, in all likelihood, have the ability to effect only a single business combination. Accordingly, the prospects for the Company's success will be entirely dependent upon the future performance of a single business.

The Company will not effect a business combination unless the fair market value of the target, as determined by the Board of Directors of the Company in its sole discretion, based upon valuation standards generally accepted by the financial community including, among others, book value, cash flow, and both actual and potential earnings, is at least equal to 80% of the net assets of the Company at the time of such acquisition.

Furthermore, there is no assurance that the Company will be able to successfully effect a business combination. As discussed previously, if the Company is unable to effect a business combination within 18 months of the consummation of the Offering, the Company's Certificate of Incorporation provides for the Company's automatic liquidation. If the Company were to expend all of the net proceeds of the Offering not held in the Trust Fund prior to liquidation, but recognizing that such net proceeds could become subject to the claims of creditors of the Company which could be prior to the claims of stockholders of the Company, it is possible that the Company's liquidation value may be less than the amount in the Trust Fund, inclusive of any net interest income thereon. Moreover, all of the Company's initial stockholders have agreed to waive their respective rights to participate in any such liquidation distribution on shares owned prior to the Offering.

At the time the Company seeks Class B stockholder approval of any Business Combination, the Company will offer each Class B stockholder who acquired Class B shares through the Offering or subsequently in the after-market the right to have his or her shares of the Company's Class B common stock converted to cash if such Class B stockholder votes against the Business Combination and the Business Combination is approved and completed. The holders of the Company's common stock are not entitled to seek conversion of their shares. The actual per-share conversion price will be equal to the amount in the Trust Fund (inclusive of any interest thereon) as of the record date for determination of Class B stockholders entitled to vote on such Business Combination, divided by the number of Class B shares sold in the Offering. Without taking into account interest, if any, earned on the Trust Fund, the per-share conversion price would be $5.05. There will be no distribution from the Trust Fund with respect to the warrants included in the Series A and Series B Units. A Series B stockholder may request conversion of his or her shares at any time prior to the vote taken with respect
                                       7
to a proposed Business Combination at a meeting held for that purpose, but such request will not be granted unless such Class B stockholder votes against the Business Combination and the Business Combination is approved and consummated. It is anticipated that the funds to be distributed to Class B stockholders who have their shares converted will be distributed promptly after consummation of a Business Combination. Any Class B stockholder who converts his or her stock into his or her share of the Trust Fund still has the right to exercise the Class W and Class Z warrants that was received as part of the Series B units. The Company will not consummate any Business Combination if 20% or more in interest of the Class B stockholders exercise their conversion rights. Accordingly, the conversion value of $1,509,198 (298,851 shares, or 19.99% of the Class B shares sold in the public offering) has been included in the accompanying balance sheet at August 4, 2004 as temporary capital.

NOTE 2 - PUBLIC OFFERING OF SECURITIES

In its initial public offering, effective July 29, 2004 (closed on August 4,
2004), the Company sold to the public 143,750 Series A Units (the "Series A Units" or a "Series A Unit") and 747,500 Series B Units (the "Series B Units" or a "Series B Unit") at a price of $10.50 and $10.10 per unit, respectively, inclusive of an option issued to the underwriters to purchase additional Series A Units and Series B Units, which was exercised in full. Proceeds from the initial public offering, including the exercise of the over allotment option, totaled $8,084,540, which was net of $974,585 in underwriting and other expenses. Each Series A Unit consistS of two shares of the Company's common stock, five Class W Redeemable Warrants (a "Class W Warrant"), and five Class Z Redeemable Warrants (a "Class Z Warrant"). Each Series B unit consists of two shares of the Company's Class B common stock, one Class W Warrant, and one Class Z Warrant.

Both the Company's common stock and Class B common stock have one vote per share. However, the Class B stockholders may, and the common stockholders may not, vote in connection with a business combination. Further, should a business combination not be consummated during the target business acquisition period, the Trust Fund would be distributed pro-rata to all of the Class B common stockholders and their Class B common shares would be cancelled and returned to the status of authorized but unissued shares.

Each Class W Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00, commencing on the later of (a) July 29, 2005 or (b) the earlier of the completion of a business combination with a target business, or the distribution of the Trust Fund to the Class B stockholders. The Class W Warrants will expire on July 29, 2009 or earlier upon redemption. Each Class Z Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00, commencing on the later of (a) July 29, 2005 or (b) the earlier of the completion of a business combination with a target business, or the distribution of the Trust Fund to the Class B stockholders. The Class Z Warrants will expire on July 29, 2011 or earlier upon redemption. The Company may redeem the outstanding Class W Warrants and/or Class Z Warrants with the prior consent of HCFP/Brenner Securities LLC ("HCFP"), the representative of the underwriters of the Offering, in whole and not in part, at a price of $.05 per warrant at any time after the warrants become exercisable, upon a minimum of 30 days' prior written notice of redemption, and if, and only if, the last sale price of the Company's common stock equals or exceeds $7.50 per share and $8.75 per share, for a Class W Warrant and Class Z Warrant, respectively, for any 20 trading days within a 30 trading day period ending three business days before the Company sent the notice of redemption.

The Company has also agreed to sell to HCFP, as representative for the underwriters, for $100, an option (the "Underwriter's Purchase Option" or "UPO") to purchase up to a total of 12,500 additional Series A Units and/or 65,000 additional Series B Units. The Series A Units and Series B Units issuable upon exercise of this option are identical to those in the Offering, except that the exercise price of the warrants included in the units are $5.50 per share (110% of the exercise price of the warrants included in the units sold to the public) and the Class Z Warrants shall be exercisable by HCFP for a period of only five years from the date of the Offering. The UPO is exercisable at $17.325 per Series A Unit and $16.665 per Series B Unit commencing on the later of (a) July 29, 2005 or (b) the earlier of the completion of a business combination with a target business, or the distribution of the Trust Fund to the Class B stockholders, and expires on July 29, 2009.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

CASH AND CASH EQUIVALENTS - Included in cash and cash equivalents are deposits with financial institutions as well as short-term money market instruments with maturities of three months or less when purchased.

NET LOSS PER SHARE - Net loss per share is computed based on the weighted average number of shares of common and Class B common stock outstanding.

Basic earnings (loss) per share excludes dilution and is computed by dividing income (loss) available to common stockholders by the weighted average shares of common stock and Class B common stock outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity. Since the effect of outstanding warrants is antidilutive, they have been excluded from the Company's computation of net loss per share. Therefore, basic and diluted loss per share were the same for the period from inception (April 14, 2004) through August 4, 2004.

FAIR VALUE OF FINANCIAL INSTRUMENTS - The fair values of the Company's assets and liabilities that qualify as financial instruments under Statement of Financial Accounting Standards No. 107 approximate their carrying amounts presented in the balance sheet at August 4, 2004.

USE OF ESTIMATES AND ASSUMPTIONS - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results can, and in many cases will, differ from those estimates.

INCOME TAXES - Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

NEW ACCOUNTING PRONOUNCEMENTS - The Company does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying balance sheet.

NOTE 4 - CAPITAL STOCK

PREFERRED STOCK
The Company is authorized to issue up to 5,000 shares of Preferred Stock with such designations, voting, and other rights and preferences as may be determined from time to time by the Board of Directors.

COMMON STOCK AND CLASS B COMMON STOCK
The Company is authorized to issue 20,000,000 shares of common stock and 2,000,000 shares of Class B common stock. At the completion of the Offering there are 287,600 shares of the Company's common stock issued and outstanding and 1,495,000 shares of the Company's Class B common stock issued and outstanding, including 298,851 Class B common shares subject to possible conversion to cash.

With the exercise of the over-allotment option (Note 2), subsequent to the Offering there are, 15,774,900 and 375,000 authorized but unissued shares of the Company's common stock and the Company's Class B common stock, respectively, available for future issuance, after appropriate reserves for the issuance of common stock in connection with the Class W Warrants and Class Z Warrants, the Underwriters Purchase Option and the officers' and directors' Class W Warrants and Class Z Warrants (Note 6).

The Company currently has no commitments to issue any shares of common stock other than as described herein; however, the Company will, in all likelihood, issue a substantial number of additional shares in connection with a Business Combination. To the extent that additional shares of common stock are issued, dilution to the interests of the Company's stockholders who participated in the Offering will occur.

WARRANTS
The Class W Warrants are callable, subject to adjustment in certain circumstances, and entitle the holder to purchase shares at $5.00 per share for a period commencing on the later of: (a) July 29, 2005 and (b) the earlier of the completion of the business combination or distribution of the Trust Fund to the Class B stockholders, and ending July 29, 2009. As of August 4, 2004 there were 1,828,750 Class W Warrants outstanding.

The Class Z Warrants are callable, subject to adjustment in certain circumstances, and entitle the holder to purchase shares at $5.00 per share for a period commencing on the later of: (a) July 29, 2005 and (b) the earlier of the completion of the business combination or distribution of the Trust Fund to the Class B stockholders, and ending July 29, 2011. As of August 4, 2004 there were 1,828,750 Class Z Warrants outstanding.

NOTE 5 - INCOME TAXES

Significant components of the Company's deferred tax assets at August 4, 2004 are as follows:


          Net operating loss carryforward            $  7,100
          Organization and formation costs              6,400
          Less valuation allowance                    (13,500)
                                                 -------------
          Net deferred tax asset                     $    --
                                                 =============


The Company has a net operating loss carryforward of approximately $18,000 for federal and state income tax purposes as of August 4, 2004. The Company has recorded a full valuation allowance against its deferred tax assets as management believes it is not more likely than not that sufficient taxable income will be realized during the carryforward period to utilize the deferred tax asset. Realization of the future tax benefits is dependent upon many factors, including the Company's ability to generate taxable income within the loss carry-forward period, which runs through 2024.

NOTE 6 - RELATED PARTY TRANSACTIONS

The President of the Company is a principal stockholder, officer and director of Unity Venture Capital Associates, Ltd. ("Unity") which owns 90,000 Class W and 90,000 Class Z Warrants to acquire shares of common stock of the Company. Beginning July 29, 2004, commensurate with the increase in activities primarily related to the Offering, the Company is obligated to pay Unity a monthly fee of $4,000 for general and administrative services, including the use of office space in premises occupied by Unity.

Prior to the effective date of the Offering, the Company obtained advances totaling approximately $46,000 in the form of non-interest bearing, unsecured notes payable from its Chairman and President, for expenses related to the Offering. As of August 4, 2004 such amounts remain outstanding and are included in notes payable to stockholders on the accompanying balance sheet.

In April 2004, the Company issued to two stockholders and two members of the Board of Directors Class W Warrants to purchase 362,500 shares of the Company's common stock, and Class Z Warrants to purchase 362,500 shares of the Company's common stock, for an aggregate purchase price of $36,250.